EXHIBIT 4.1

[FACE OF CERTIFICATE]

NUMBER
SCA

[LOGO]

ORGANIZED UNDER THE LAWS OF BERMUDA

[VIGNETTE]

Security Capital Assurance Ltd

COMMON SHARES

SHARES

CUSIP 000000 00 0
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT

is the registered holder of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, PAR VALUE U.S. $0.01 PER
SHARE, OF

Security Capital Assurance Ltd transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Bye-Laws of the Company, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Company and the signatures of its duly authorized officers.

Dated

COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

[SEAL]


/sig/
PRESIDENT AND CHIEF EXECUTIVE OFFICER

/sig/
SECRETARY


[REVERSE OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - .....(Cust)..... Custodian .....(Minor)..... under
Uniform Gifts to Minors Act .....(State).....

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated

NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.